UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 27, 2012

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Compensatory Arrangements of Certain Officers.

Adoption of the Constellation Brands, Inc. Annual Management Incentive Plan as amended and restated July 27, 2012

As discussed at Item 5.07 below, at a meeting held on July 27, 2012, the stockholders of Constellation Brands, Inc. (the “Company”) approved an amendment and restatement of the Company’s Annual Management Incentive Plan (the “Annual Management Incentive Plan”).  The Annual Management Incentive Plan, as amended and restated, has been adopted by the Company and is effective as of July 27, 2012.  The amendment and restatement of the Annual Management Incentive Plan effected the following modifications:

·	added additional performance criteria and refined and clarified existing performance criteria;
·	refined and added to the events that constitute an extraordinary item and refined the rules relating to the impact of an extraordinary item on bonus programs;
·	refined the provisions addressing the impact of a participant’s termination of employment on such participant’s right to all or a portion of a bonus;
·
refined the provisions addressing the coordination of the Annual Management Incentive Plan with Section 162(m) of the United States Internal Revenue Code (“Section 162(m)”) and confirmed that provisions designed to comply with Section 162(m) need be applied only to Covered Employees (as that term is defined in the Annual Management Incentive Plan);

·	refined the rules that will apply upon a change in control and conformed certain aspects of the change in control provisions with similar concepts in certain of the Company’s debt arrangements; and
·	made certain other administrative, technical and conforming amendments to the provisions of, and definitions used in, the Annual Management Incentive Plan.

A description of the Annual Management Incentive Plan, as amended and restated, is included in the Company’s definitive proxy statement dated June 8, 2012 and filed with the Securities and Exchange Commission on June 15, 2012 (the “Proxy Statement”).  A copy of the amended and restated Annual Management Incentive Plan was filed with the Securities and Exchange Commission on June 15, 2012 as Appendix 1 to the Company’s Schedule 14A.  A copy of the Annual Management Incentive Plan, as approved by stockholders and adopted by the Company, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Adoption of the Constellation Brands, Inc. Long-Term Stock Incentive Plan as amended and restated July 27, 2012

As discussed at Item 5.07 below, at a meeting held on July 27, 2012, the stockholders of the Company approved an amendment and restatement of the Constellation Brands, Inc. Long-Term Stock Incentive Plan (the “Long-Term Stock Incentive Plan”).  The Long-Term Stock Incentive Plan, as

amended and restated, has been adopted by the Company and is effective as of July 27, 2012.  The amendment and restatement of the Long-Term Stock Incentive Plan effected the following modifications:

·	added additional performance criteria and refined and clarified existing performance criteria;
·
refined and added to the events that constitute an extraordinary item and refined the rules relating to the impact of an extraordinary item on performance based Awards (as that term is defined in the Long-Term Stock Incentive Plan);

·	established limits on the number of shares that may be granted under an Award to any single participant in a fiscal year;
·	expressly authorized the award of restricted stock units and performance share units separate from the category of other stock-based awards;
·	added provisions that require stockholder approval for stock option re-pricings and certain other events;
·	imposed a restriction that no dividends may be paid to a participant on shares of restricted stock prior to vesting;
·
added the express flexibility for award agreements to permit the Human Resources Committee of the Company’s Board of Directors (the “Committee”) to exercise negative discretion with respect to performance based Awards;

·	provided the Company with a default “clawback” or “recoupment” right where required by law;
·	refined the provisions addressing the impact of a participant’s termination of employment on outstanding Awards;
·
refined the provisions addressing the coordination of the Long-Term Stock Incentive Plan with United States Internal Revenue Code Sections 409A and 162(m) and confirmed that provisions designed to apply with 162(m) need be applied only to Covered Employees;

·	granted the Committee the authority in connection with a merger or acquisition to issue substitute awards in the event the Company assumes awards granted by another entity;
·	refined the rules that will apply upon a change in control and conformed certain aspects of the change in control provisions with similar concepts in certain of the Company’s debt arrangements; and
·	made certain other technical amendments to the provisions of, and definitions used in, the Long-Term Stock Incentive Plan.

A description of the Long-Term Stock Incentive Plan, as amended and restated, is included in the Proxy Statement.  A copy of the amended and restated Long-Term Stock Incentive Plan was filed with the Securities and Exchange Commission on June 15, 2012 as Appendix 2 to the Company’s Schedule 14A.  A copy of the Long-Term Stock Incentive Plan, as approved by stockholders and adopted by the Company, is filed as Exhibit 10.2 hereto and incorporated herein by reference.  Additionally, the form of Terms and Conditions Memorandum provided to non-management directors who receive options pursuant to the Long-Term Stock Incentive Plan and the form of Restricted Stock Agreement entered into with non-management directors who receive awards of shares of restricted stock under the Long-Term Stock Incentive Plan are filed as Exhibits 10.3 and 10.4, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)   The Annual Meeting of Stockholders of Constellation Brands, Inc. (the “Annual Meeting”) was held on July 27, 2012.

(b)   At the Annual Meeting, the stockholders of the Company elected Jerry Fowden, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Richard Sands, Robert Sands, Paul L. Smith, Keith E. Wandell and Mark Zupan as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The other matters considered at the Annual Meeting were a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013; a proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; a proposal to approve the amendment and restatement of the Annual Management Incentive Plan; a proposal to approve the amendment and restatement of the Long-Term Stock Incentive Plan; a stockholder proposal concerning “Equal Shareholder Voting” as disclosed in the Proxy Statement; and a stockholder proposal concerning “Multiple Performance Metrics” as disclosed in the Proxy Statement.  The final results of voting on each of the matters submitted to a vote of stockholders are as follows:

1.    Election of Directors.

At the Annual Meeting, the holders of the Company’s Class A Common Stock (the “Class A Stock”), voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class A Stock, and the holders of the Company’s Class B Common Stock (the “Class B Stock”), voting as a separate class, elected the Company’s slate of director nominees designated to be elected by the holders of the Class B Stock.  The nine directors described in (b) above were elected by a plurality of the votes cast, as set forth below:

Nominee	Votes For	Withheld	Broker Non- Votes

Directors Elected by the Holders of Class A Stock (voting as a separate class):
Barry A. Fromberg	122,605,956	880,952	10,553,439
Jeananne K. Hauswald	118,363,925	5,122,983	10,553,439
Paul L. Smith	119,770,666	3,716,242	10,553,439

Directors Elected by the Holders of Class B Stock (voting as a separate class):
Jerry Fowden	22,959,077	2,872	491,269
James A. Locke III	22,918,702	43,247	491,269
Richard Sands	22,954,997	6,952	491,269
Robert Sands	22,958,997	2,952	491,269
Keith E. Wandell	22,953,320	8,629	491,269
Mark Zupan	22,957,877	4,072	491,269

2.           Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2013, as set forth below:

Votes For:	367,856,732
Votes Against:	555,905
Abstentions:	159,890
Broker Non-Votes:	0

3.           Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved the compensation of the named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For:	343,153,818
Votes Against:	8,692,246
Abstentions:	1,260,057
Broker Non-Votes:	15,466,406

4.           Proposal to approve the amendment and restatement of the Annual Management Incentive Plan.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved the amendment and restatement of the Annual Management Incentive Plan, as set forth below:

Votes For:	349,469,491
Votes Against:	3,382,914
Abstentions:	253,716
Broker Non-Votes:	15,466,406

5.           Proposal to approve the amendment and restatement of the Long-Term Stock Incentive Plan.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, approved the amendment and restatement of the Long-Term Stock Incentive Plan, as set forth below:

Votes For:	343,260,620
Votes Against:	9,644,530
Abstentions:	200,971
Broker Non-Votes:	15,466,406

6.           Stockholder proposal concerning “Equal Stockholder Voting”.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, did not approve a stockholder proposal concerning “Equal Stockholder Voting,” as set forth below:

Votes For:	99,791,221
Votes Against:	253,073,323
Abstentions:	241,854
Broker Non-Votes:	15,466,129

7.           Stockholder proposal concerning “Multiple Performance Metrics”.

At the Annual Meeting, the holders of Class A Stock and the holders of Class B Stock, voting together as a single class with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share, did not approve a stockholder proposal concerning “Multiple Performance Metrics,” as set forth below:

Votes For:	80,642,326
Votes Against:	272,080,182
Abstentions:	383,890
Broker Non-Votes:	15,466,129

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Constellation Brands, Inc. Annual Management Incentive Plan, amended and restated as of July 27, 2012.

10.2	Constellation Brands, Inc. Long-Term Stock Incentive Plan, amended and restated as of July 27, 2012.

10.3
Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 27, 2012).

10.4	Form of Restricted Stock Agreement for Directors with respect to grants of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 27, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2012	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Constellation Brands, Inc. Annual Management Incentive Plan, amended and restated as of July 27, 2012 (filed herewith).*

(10.2)	Constellation Brands, Inc. Long-Term Stock Incentive Plan, amended and restated as of July 27, 2012 (filed herewith).*

(10.3)	Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company's Long-Term Stock Incentive Plan (grants on or after July 27, 2012) (filed herewith).*

(10.4)	Form of Restricted Stock Agreement for Directors with respect to grants of restricted stock pursuant to the Company's Long-Term Stock Incentive Plan (awards on or after July 27, 2012 (filed herewith).*

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*           Designates management contract or compensatory plan or arrangement.